Q4 2013 Earnings Call Supplemental Information January 7, 2014

© 2013 IHS 2 Safe harbor: refer to IHS.com for detailed information This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “predict,” "estimate," "expect," “continue,” "strategy,“ “opportunity,” "future," "likely," "may," “might,” "should," "will," the negative of these terms and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to net income, net income per share, and expected operating results, such as revenue growth and earnings. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, including volatility in interest and exchange rates, our ability to successfully manage risks associated with changes in demand for our products and services as well as changes in our targeted industries, our ability to develop new products and services, pricing, and other competitive pressures, and changes in laws and regulations governing our business, the extent to which we are successful in gaining new long term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors’ services, our ability to successfully integrate acquisitions into our existing businesses and manage risks associated therewith, and the other factors described under the caption “Risk Factors” in our most recent annual report on Form 10-K and subsequent Forms 10-Q, along with our other filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. -------------- Throughout this presentation, we refer to non-GAAP financial measures intended to supplement our financial statements that are based on U.S. generally accepted accounting principles (GAAP). Examples of non-GAAP measures include “EBITDA,” “Adjusted EBITDA,” “Free Cash Flow,” “Adjusted Free Cash Flow,” and “Adjusted EPS.” Definitions of our non-GAAP measures, as well as reconciliations of comparable GAAP measures to non-GAAP measures, are provided with the schedules to our quarterly earnings releases. Our most recent non-GAAP reconciliations were furnished as an exhibit to a Form 8-K on January 7, 2014, and are available on our website (www.ihs.com).

© 2013 IHS We are providing our 2014 guidance • For the year ending November 30, 2014, we expect: • All-in revenue in a range of $2.17 to $2.23 billion, • Including an organic subscription revenue growth expectation of 6-7%, and • Non-subscription organic growth at neutral to positive • All in Adjusted EBITDA in a range of $675 to $705 million, and • Adjusted EPS between $5.50 and $5.85 per diluted share • We expect revenue growth and profit to build quarterly as we move through the year, consistent with historical patterns • Margin expansion of 75 - 100 bps, consisting of: • ~ 100 bps of margin expansion at core IHS • ~ 200 – 250 bps of margin expansion at R.L. Polk 3

© 2013 IHS 2014 guidance details 4 2014 Guidance (in millions, except per share data and percentages) Revenue $2,170 - $2,230 Adjusted EBITDA $675 - $705 Adjusted EPS $5.50 - $5.85 Additional Items: Depreciation $75 - $80 Amortization related to acquired intangible assets $135 - $140 Net interest expense $55 - $60 Stock-based compensation expense $185 - $195 Adjusted tax rate 28% - 30% GAAP tax rate 20% - 22% Diluted shares outstanding 69 - 70 Capital expenditures as a % of revenue 5% - 6% The above outlook assumes no further currency movements, acquisitions, divestitures, pension mark-to-market adjustments or unanticipated events.

© 2013 IHS Stock-based Compensation • Well-designed restricted share programs ensure alignment with interests of shareholders • At IHS, significant percentage of shares awarded are performance-based, 3-year, cliff-vesting and tied to revenue and profit targets • Provides financial incentive to help attract and retain the most qualified and talented leaders who drive performance • Encourages management to hold a stake in the company with stringent holding requirement for most senior officers 5

© 2013 IHS Over 80% of all equity compensation was awarded to Non-Executive colleagues in 2013 • IHS is unique - our equity awards reward and incentivize colleagues at all levels; the primary benefactors are non-Executive colleagues IHS 2013 Stock Award Distribution Participants(1) Shares Granted (in thousands) % of Total Executive Officers/Directors (2) 22 316 19% Non-Executive Officers: Annual Grant (2) 781 47% Acquisitions 116 7% Customer Delight Awards/New Hires/Retention/Promotion 439 27% Subtotal Non-Executive Officers 6,525 1,336 81% TOTAL: 6,547 1,652 100% (1) Participants are counted once for each program in which they receive a grant. (2) The grants for Executive Officers and the Annual Grant include above-target shares that vested based upon 2013 fiscal year performance. Over 80% of all equity compensation was awarded to Non-Executive Colleagues in 2013. 6

© 2013 IHS We promote a strong ownership culture and are focused on reducing our burn rate • This scope of rewards, performance focus, and dilution control could not be achieved at this low burn rate with an option-based program • Our RSU program provides strong incentives company-wide while maintaining a low dilution to our outstanding common stock • Additionally, our share grants have not materially increased in number despite the growth of our company $ in 000’s except for employee count Total Shares Granted Number of IHS Employees Wtd Shares Outstanding Total Burn Rate 2010 1,821 4,400 63,964 2.85% 2011 1,615 5,500 64,938 2.49% 2012 1,703 6,000 65,840 2.59% 2013 1,652 8,000 66,434 2.49% 7

© 2013 IHS Increase in stock-based compensation expense has been largely driven by increase in stock price 8 • Price appreciation is the key driver in the growth of our stock expense as our share grant sizes have remained consistent 1.4 M Number of Share Grants 1.8 M 1.6M 1.7M 1.7M # of employees 4,100 4,400 5,500 6,000 8,000

© 2013 IHS We will manage down the number of shares granted in 2014 and beyond • Given our employee growth, we carefully managed the number of shares granted in 2013, and our 2014 share grants will represent a further 15% - 20% decrease from what has been a relatively consistent share grant level over the past four years • It is our goal to manage our overall annual burn rate to 2% or less • Total existing overhang will be managed to approximately 4%, a level at which we’ve been since the inception of the program • We are committed to disciplined execution of our stock-based compensation program and will be vigilant in our efforts to manage down future dilution 9